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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          April 22, 1997
                                                  --------------------------

                         PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


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
  Delaware                          0-20740                 33-0277592
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)           Identification No.)
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           195 Technology Drive, Irvine, California           92618
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            (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code        (714) 453-4000
                                                   --------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed, since last report)
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ITEM 5.  OTHER EVENTS

         On April 22, 1997, Platinum, Software Corporation, (the "Company") announced the results for its third quarter of fiscal 1997, ending March 31, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS.

         Exhibit Number

         Ex-99   Press Release dated April 22, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PLATINUM SOFTWARE CORPORATION


Date: April 24,  1997
                                            By  /s/ MICHAEL J. SIMMONS
                                                --------------------------
                                                    Michael J. Simmons
                                                 Chief Financial Officer




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                                 EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

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

                                                            Sequentially
Exhibit Number                                              Numbered Page
    Ex.-99         Press Release dated April 22, 1997.           5
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